                                                                  EXHIBIT 10.115

                                FIRST AMENDMENT
                                       To
                           REVOLVING CREDIT AGREEMENT
                                      And
                        SYNTHETIC LEASE CREDIT AGREEMENT

                         Dated as of December 23, 1998

          This FIRST AMENDMENT (this "Amendment") is among SMART & FINAL, INC.,
                                      ---------
a Delaware corporation (the "Borrower"), the holders under the Trust Agreement
                             --------
referred to below (the "Holders"), the financial institutions and other entities
                        -------
party to the Revolving Credit Agreement and Synthetic Lease Credit Agreement referred to below (the "Lenders"), and CREDIT LYONNAIS LOS ANGELES BRANCH as
                        -------
administrative agent (the "Administrative Agent") for the Lenders thereunder.
                           --------------------

                            PRELIMINARY STATEMENTS:

          1. Reference is made to (i) the Credit Agreement (as the same may be amended, supplemented or otherwise modified from time to time, the "Revolving
                                                                    ---------
Credit Agreement") dated as of November 13, 1998 among the Borrower, the
----------------
financial institutions named therein, and Credit Lyonnais Los Angeles Branch, as Administrative Agent for the Lenders, (ii) the Participation Agreement (as the same may be amended, supplemented or otherwise modified from time to time, the "Participation Agreement") dated as of November 13, 1998 among the Borrower, the Guarantors party thereto, First Security Bank, National Association, as owner trustee under the S&F Trust 1998-1, the various banks and other institutions party thereto as Holders and as Lenders, and Credit Lyonnais Los Angeles Branch, as Administrative Agent for the Lenders and the Holders, (iii) the Credit Agreement (as defined in the Participation Agreement) (as the same may be amended, supplemented or otherwise modified from time to time, the "Synthetic
                                                                    ---------
Lease Credit Agreement"), and (iv) the Trust Agreement (as defined in the
----------------------
Participation Agreement) (as the same may be amended, supplemented or otherwise modified from time to time, the "Trust Agreement").
                                 ---------------

          2. The Borrower, the Holders and the Lenders have agreed to amend the Revolving Credit Agreement and the Synthetic Lease Credit Agreement to reduce the minimum size of permitted partial assignments of their interests under the Revolving Credit Agreement and the Synthetic Lease Credit Agreement.

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


          SECTION 1.  Amendments to Revolving Credit Agreement and Synthetic
                      ------------------------------------------------------
Lease Credit Agreement.  Effective as of the date hereof and subject to
----------------------
satisfaction of the conditions precedent set forth in Section 2 hereof, the Revolving Credit Agreement and the

Synthetic Lease Credit Agreement are hereby amended as follows:

          (a) Clause (ii) of the proviso to Section 9.07(a) of the Revolving Credit Agreement is hereby amended and restated in its entirety to read as follows:


               "(ii) except in the case of an assignment to a Person that, immediately prior to such assignment, was a Lender Party or an assignment of all of a Lender Party's rights and obligations under this Agreement, the amount of the Commitments and Advances of the assigning Lender Party being assigned pursuant to each such assignment shall be such amount as will cause the aggregate amount of Commitments and Advances being assigned by such Lender Party hereunder plus the amount being assigned by such Lender
                                 ----
     (in its capacity as a Lender and, as applicable, a Holder under the Synthetic Lease Documents) under the Synthetic Lease Documents to equal $5,000,000 or an integral multiple of $1,000,000 in excess thereof,"


          (b) Section 9.8(a)(ii) of the Synthetic Lease Credit Agreement is hereby amended and restated in its entirety to read as follows:

     "(ii) except in the case of an assignment to another Lender or an assignment of all of a Lender's rights and obligations under the Operative Agreements, the amount of any such partial assignment shall be such amount as will cause the aggregate amount of such partial assignment plus the
                                                                   ----
     amount being assigned by such Lender under the Lessee Credit Agreement (in its capacity as a Lender under the Lessee Credit Agreement) and, as applicable, under the Trust Agreement (in its capacity as a Holder) to be at least equal to $5,000,000 or an integral multiple of $1,000,000 in excess thereof."

          SECTION 2.  Conditions to Effectiveness.  This Amendment shall be
                      ---------------------------
effective when the Administrative Agent shall have executed this Amendment and shall have received counterparts of this Amendment executed by the Borrower, the Majority Secured Parties (as defined in the Participation Agreement) and the Required Lenders under the Revolving Credit Agreement.

          SECTION 3.  Reference to and Effect on the Loan Documents and the
                      -----------------------------------------------------
Credit Documents.  (a)  Upon and after the effectiveness of this Amendment, each
----------------
reference in the Revolving Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Revolving Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Revolving Credit Agreement, shall mean and be a reference to the Revolving Credit Agreement as modified hereby.

          (b) Upon and after the effectiveness of this Amendment, each reference in the Synthetic Lease Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Synthetic Lease Credit Agreement, and each reference in the other Operative Agreements to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Synthetic Lease Credit Agreement, shall mean and be a reference to the Synthetic Lease Credit Agreement as modified hereby.

          (c) Except as specifically modified above, the Revolving Credit Agreement, the Synthetic Lease Credit Agreement and the other Loan Documents and Operative Agreements are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents (as defined in the Revolving Credit Agreement) and the Security Documents (as defined in the Participation Agreement) and all of the Collateral described therein do and shall, to the extent set forth therein, continue to secure the payment of all obligations and liabilities of the Borrower under the Revolving Credit Agreement and the Synthetic Lease Credit Agreement and/or any of the other Loan Documents or Operative Agreements, in each case as amended hereby.

          SECTION 4.  Counterparts.  This Amendment may be executed in any
                      ------------
number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

          SECTION 5.  Governing Law.  This Amendment shall be governed by, and
                      -------------
construed in accordance with, the laws of the State of California.

                          [Signature Pages Follow]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.


                                 SMART & FINAL INC.,
                                  as Borrower



                                 By: /s/ Martin A. Lynch
                                     -------------------
                                    Title: CFO and Executive Vice President

                                 CREDIT LYONNAIS LOS ANGELES BRANCH,
                                  as Administrative Agent



                                 By: /s/ Dianne M. Scott
                                    --------------------
                                    Title:  First Vice President & Manager

                                 L/C Bank
                                 --------
                                 CREDIT LYONNAIS NEW YORK BRANCH



                                 By: /s/ Robert Ivosevich
                                     --------------------
                                    Title: Senior Vice President

                                 Holders and Lenders:
                                 -------------------

                                 CREDIT LYONNAIS LOS ANGELES BRANCH, as a Lender



                                 By: Dianne M. Scott
                                     ---------------
                                    Title:  First Vice President & Manager

                                 CREDIT LYONNAIS LEASING CORP., as a Holder



                                 By: /s/ L.M. Wertheim
                                     -----------------
                                    Title: President

                                 NATIONSBANK, N.A., as a Lender and a Holder



                                 By: /s/ Chas McDonell
                                     -----------------
                                    Title: Vice President

                                 UNION BANK OF CALIFORNIA, N.A., as a Lender and a Holder



                                 By: /s/ Terry Rocha
                                     ---------------
                                    Title: Vice President

                                 WELLS FARGO BANK, N.A., as a Lender




                                 By: /s/ Donald A. Hartmann
                                     ----------------------
                                    Title:  Senior Vice President

                                 COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK
                                 N.A. "RABOBANK NEDERLAND", NEW YORK BRANCH, as a Lender and a Holder



                                 By: /s/ Ian Reece
                                    --------------
                                    Title: Senior Credit Officer


                                 By: /s/ Michael V.M. Van Der Voort
                                     ------------------------------
                                     Title: Vice President